                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 12, 2000



                            GOTHIC ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       OKLAHOMA                      0-19753                22-2663839
--------------------------------------------------------------------------------
 (State of incorporation           (Commission            (IRS Employer
    or organization)               File Number)              ID No.)


           5727 SOUTH LEWIS AVENUE - SUITE 700 - TULSA, OKLAHOMA 74105
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



                                 (918) 749-5666
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On December 12, 2000, at a special meeting of its stockholders, the Registrant submitted to a vote a proposal to approve the merger of the Registrant with Chesapeake Merger 2000 Corp., an Oklahoma corporation and wholly-owned subsidiary of Chesapeake Energy Corporation, pursuant to an Agreement and Plan of Merger dated September 8, 2000. The Registrant mailed to its stockholders on November 2, 2000 a proxy statement describing the transaction. At the special meeting, the stockholders voted to approve the proposal by the following vote:

                  In Favor                           16,961,529
                  Withheld                               55,340
                  Abstained or not voted                  8,300

         No other matter was submitted to a vote of stockholders other than procedural matters relating to the special meeting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

         (c)      Exhibits.


               EXHIBIT NUMBER                    DESCRIPTION

                    99                Press release dated December 12, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GOTHIC ENERGY CORPORATION




Dated: December 13, 2000               By: /s/ Michael K. Paulk
                                          ----------------------------------
                                               Michael K. Paulk, President

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99                Press release dated December 12, 2000